Exhibit 10.22AM

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTY-EIGHTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date.

1.

Customer is currently using CSG’s Check Verification services (“CSG’s Check Verification”). CSG is changing its third party CVP (as referenced in Exhibit C-28 of the Agreement, which was added to the Agreement pursuant to the First Amendment to the Agreement (CSG document #2500661) with an effective date of May 20,2013) from the current provider to [***** ********** *** ***** ********* ***]. [(“*** *****”)].  In connection with such change, (a) Customer consents to the disclosure by CSG to [*** *****] of Customer Confidential Information and PII solely for [*** *****] to provide the underlying Check Verification services pursuant to and in accordance with the terms and conditions of the Agreement and (b) CSG (i) acknowledges and agrees that it is solely responsible for [*** *******] compliance with the terms and conditions of the Agreement (including, but not limited to any ancillary document executed under the Agreement) and (ii) shall be liable to Customer for the acts and omissions of [*** *****] to the same extent that liability to Customer would accrue under the Agreement as if such acts or omissions had been performed or made by CSG in accordance with the provisions of Agreement, including but not limited to Sections 12.4 and 12.5 of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 3-7-2019	Date: 2/28/19